                                                               [Tucson, Arizona]
                                         [Sun City, Florida - Sun City Facility]
                                         [Sun City, Florida - Homewood Facility]
                                                           [Lexington, Kentucky]
                                                             [Holland, Michigan]
                                                                 [Austin, Texas]
                                                              [Ft. Worth, Texas]
                                                             [Denver, Colordado]

                          CONSENT TO CHANGE OF CONTROL
                          ----------------------------
                       AND THIRD AMENDMENT TO MASTER LEASE
                       -----------------------------------
                                   (PHASE III)

          THIS CONSENT TO CHANGE OF CONTROL AND THIRD AMENDMENT TO MASTER LEASE
(this "AMENDMENT") is effective as of the 1st day of April, 2006 (the "EFFECTIVE
DATE"), by and between HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("HCP"), TEXAS HCP HOLDING, L.P., a Delaware limited partnership, for itself and as successor-by-merger to Texas HCP REVX, L.P., a Delaware limited partnership ("TEXAS HCP"), ARC RICHMOND PLACE REAL ESTATE HOLDINGS, LLC,
a Delaware limited liability company ("RICHMOND REALCO"), ARC HOLLAND REAL
ESTATE HOLDINGS, LLC, a Delaware limited liability company ("HOLLAND REALCO"),
ARC SUN CITY CENTER REAL ESTATE HOLDINGS, LLC, a Delaware limited liability company ("SUN CITY REALCO") and ARC LABARC REAL ESTATE HOLDINGS, LLC, a Delaware
limited liability company ("HOMEWOOD REALCO") (collectively, as their interests may appear, "LESSOR"), on the one hand, and FORT AUSTIN LIMITED PARTNERSHIP, a
Texas limited partnership ("FORT AUSTIN LESSEE"), ARC SANTA CATALINA, INC., a
Tennessee corporation ("SANTA CATALINA LESSEE"), ARC RICHMOND PLACE, INC., a
Delaware corporation ("RICHMOND LESSEE"), FREEDOM VILLAGE OF HOLLAND, MICHIGAN,
a Michigan general partnership ("HOLLAND LESSEE"), FREEDOM VILLAGE OF SUN CITY
CENTER, LTD., a Florida limited partnership ("SUN CITY LESSEE"), LaBARC, L.P., a
Tennessee limited partnership ("HOMEWOOD LESSEE"), and PARK PLACE INVESTMENTS,
LLC, a Kentucky limited liability company ("PARK PLACE LESSEE") (collectively, and jointly and severally, "LESSEE"), on the other hand, and ARCPI HOLDINGS,
INC., a Delaware corporation ("ARCPI"), and AMERICAN RETIREMENT CORPORATION, a
Tennessee corporation ("ARC").

                                    RECITALS
                                    --------

          A. Lessor is the current "Lessor," and Lessee (other than Park Place
Lessee) is the current "Lessee," pursuant to that certain Master Lease dated
September 23, 2003 (the "ORIGINAL LEASE") between ARC Santa Catalina Real Estate
Holdings, LLC, a Delaware limited liability company ("SANTA CATALINA REALCO")
and Fort Austin Real Estate Holdings, LLC, a Delaware limited liability company
("FORT AUSTIN REALCO"), collectively as the original "Lessor," and Fort Austin
Lessee and Santa Catalina Lessee, as the original "Lessee," as amended by that certain First Amendment to Master Lease and Guaranty and Option to Purchase
Certain Facilities dated as of July 15, 2004 (the "FIRST AMENDMENT"), and that certain Second Amendment to Master Lease (Phase III) dated as of June 30, 2005
(the "SECOND AMENDMENT," and together with the Original Lease and the First
Amendment, the "LEASE"). The Lease covers the "Leased Property" of seven (7)
separate congregate care retirement facilities, located in Tucson, Arizona,
Austin, Texas, Ft. Worth, Texas, Sun City, Florida (Homewood), Sun City

Florida (Sun City), Lexington, Kentucky and Holland, Michigan, all as more particularly described in the Lease.

          B. Lessee's obligations under the Lease are guaranteed by (i) ARCPI pursuant to a written Guaranty of Obligations dated as of September 23, 2003, as amended by the First Amendment (as defined above) and that certain Second
Amendment to Guaranty of Obligations (Phase III) dated as of June 30, 2005 (the
"SECOND AMENDMENT TO GUARANTY") (and as the same may be further amended and/or reaffirmed from time to time in accordance with the terms thereof, the "ARCPI
GUARANTY"), and (ii) by ARC pursuant to that certain Guaranty of Obligations
(Phase III Master Lease) dated as of June 30, 2005 (as the same may be amended and/or reaffirmed from time to time in accordance with the terms thereof, the
"ARC GUARANTY"). ARCPI and ARC shall sometimes be referred to herein and in the
Lease, collectively, as "GUARANTORS," and individually as "GUARANTOR" and the
ARCPI Guaranty and the ARC Guaranty shall sometimes be referred to herein and in the Lease, collectively, as "GUARANTIES," and individually as a "GUARANTY."

          C. HCP is also the "Lessor," and Park Place Lessee is the "Lessee,"
pursuant to that certain Master Lease dated September 23, 2003 (as amended to date, the "DENVER MASTER LEASE"), covering certain real and personal property located in Denver, Colorado, comprising a senior retirement center consisting of
43 assisted living facility units, 176 independent living units and 17 memory enhanced (Alzheimers) units (the "DENVER FACILITY"), all as more particularly described in the Lease. A legal description of the Land associated with the
Denver Facility is attached hereto as Exhibit A-8 and incorporated herein by this reference.

          D. Park Place Lessee's obligations under the Denver Master Lease are guaranteed by Randall J. Bufford ("BUFFORD") pursuant to certain Guaranty of
Obligations dated September 23, 2003 made (as amended to date, the "BUFFORD
GUARANTY"). Bufford owns 100% of the issued and outstanding membership interests in Park Place Lessee.

          E. Fort Austin Lessee and Bufford are parties to that certain
Membership Interest Purchase Agreement dated as of April 1, 2006 (the
"MEMBERSHIP PURCHASE AGREEMENT"), pursuant to which Fort Austin Lessee has agreed to purchase and Bufford has agreed to sell, effective as of the Effective
Date hereof, 100% of the issued and outstanding membership interests in Park
Place Lessee (the "PARK PLACE LESSEE CHANGE OF CONTROL"), upon and subject to the terms set forth therein.

          F. In connection with the transactions contemplated by the Membership
Purchase Agreement, Lessor and Lessee desire to execute this Amendment: (i) to provide for Lessor's consent to the Park Place Lessee Change of Control; (ii) to add Park Place Lessee as part of "Lessee" under the Lease; (iii) to add to the
Leased Property of the Lease the Denver Facility and amend, consolidate and replace the Denver Master Lease by the Lease, as hereby amended; (iv) to release
Bufford from his obligations under the Bufford Guaranty; and (iv) to amend the
Lease in certain other particulars, in each case effective as of the Effective
Date and upon the terms and conditions set forth herein.

          G. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Lease.

                                        2

                                    AMENDMENT
                                    ---------

          IN CONSIDERATION OF the foregoing recitals, the mutual promises contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

          1. Lessor Consent to the Park Place Lessee Change of Control. Lessor
hereby consents to the Park Place Lessee Change of Control pursuant to the
Membership Purchase Agreement, and to all amendments of the organizational documents of Park Place Lessee that may be executed in connection therewith, copies of which have been delivered to Lessor on or prior to the Effective Date of this Amendment. Notwithstanding the foregoing, the parties hereto acknowledge and agree that this consent shall not in any way be deemed to imply or grant consent to any further Transfer under the Lease, as hereby amended.

          2. Joint and Several Liability of Lessee. From and after the Effective
Date, Park Place Lessee (i) shall be jointly and severally liable for all of the obligations of the "Lessee" under the Lease, as hereby amended, and (ii) hereby assumes jointly and severally with those other Persons comprising the "Lessee"
under the Lease all obligations of "Lessee" arising under the Lease, as hereby amended, whether occurring or accruing on, prior to or after the Effective Date.

          3. Leasing of the Denver Facility. Effective as of the Effective Date,
Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased
Property of the Denver Facility upon all of the terms and conditions set forth in the Lease, as amended by this Amendment. All references herein and in the
Lease to a "Facility" or "Facilities" shall mean each Facility (as defined in the Lease) together with the Denver Facility, and each of them.

          4. Modifications to Certain Provisions of the Lease. Effective as of
the Effective Date, the Lease shall be amended and supplemented in the following particulars:

          (a) New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Lease, as hereby amended, the terms defined in this Section 4(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Lease
(as amended to date) to read, in their entireties, as follows:

               Denver Facility: As defined in the Recitals of this Amendment.

          (b) Amended and Restated Definitions. The following definitions appearing in Article II of the Original Lease (as amended to date) shall be amended and restated, in their entireties, as indicated:

               Commencement Date: With respect to the Initial Facilities and the
     Denver Facility, September 23, 2003, notwithstanding any later execution and delivery of this Lease with respect to such Facilities; and with respect to the Added Facilities, July 15, 2004.

                                        3

               Land: The real property or properties described in Exhibits A-1 through A-8 attached hereto, and, with respect to each Facility, the Land relating to such Facility.

               Lessee: Collectively, and jointly and severally, Fort Austin
     Limited Partnership, a Texas limited partnership, ARC Santa Catalina, Inc., a Tennessee corporation, ARC Richmond Place, Inc., a Delaware corporation,
     Freedom Village of Holland, Michigan, a Michigan general partnership,
     Freedom Village of Sun City Center, Ltd., a Florida limited partnership,
     LaBARC, L.P., a Tennessee limited partnership, and Park Place Investments,
     LLC, a Kentucky limited liability company; provided, however, that it is agreed and understood by all parties hereto that, with respect to each
     Facility, only the License Holder with respect to such Facility shall be entitled to operate or maintain such Facility, and in no event shall any
     Lessee other than the applicable License Holder with respect to such
     Facility be entitled to operate or maintain such Facility or take other actions with respect to such Facility to the extent that such operations or the taking of such actions would violate the licensure requirements or other laws or regulations of any governmental authority with respect to such Facility. Notwithstanding the foregoing, nothing herein shall affect the joint and several liability of the Lessees.

               Lessor: Collectively, as their interests may appear, Health Care
     Property Investors, Inc., a Maryland corporation, Texas HCP Holding, L.P., a Delaware limited partnership for itself and as successor-by-merger to
     Texas HCP REVX, L.P., a Delaware limited partnership, ARC Richmond Place
     Real Estate Holdings, LLC, a Delaware limited liability company, ARC
     Holland Real Estate Holdings, LLC, a Delaware limited liability company,
     ARC Sun City Center Real Estate Holdings, LLC, a Delaware limited liability company, and ARC LaBARC Real Estate Holdings, LLC, a Delaware limited liability company; provided, however, that with respect to any matter as it relates to a particular Facility (including, but not limited to, any matter in which Lessor's consent or approval is required for a particular
     Facility), as used herein, "Lessor" shall mean only that Lessor which is the fee owner of such Facility. As of the date hereof, the "Lessor" for each Facility is as set forth on Exhibit G attached hereto.

          (c) Fixed Term. For the Initial Facilities, the Denver Facility and
the Added Facilities, unless sooner terminated in accordance with the terms of the Lease, as hereby amended, the Fixed Term of the Lease commenced upon the applicable Commencement Date and shall end as follows:

               (i) With respect to the Initial Facilities and the Denver
Facility, September 30, 2013; and

               (ii) With respect to the Added Facilities, July 31, 2014.

          (d) Lease Year. For the Initial Facilities, the Denver Facility and
the Added Facilities, each Lease Year shall be as follows:

                                        4

               (i) With respect to the Initial Facilities and the Denver
Facility, each twelve (12) month period from October 1 of a calendar year through and including September 30 of the following calendar year; provided, however that the first (1st) Lease Year commenced on the applicable Commencement
Date with respect to such Facilities and ended on September 30, 2004; provided further that the last Lease year during the Term for such Facilities may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term; and

               (ii) With respect to the Added Facilities, each twelve (12) month period from August 1 of a calendar year through and including July 31 of the following calendar year; provided, however that the first (1st) Lease Year commenced on the applicable Commencement Date with respect to such Facilities and ended on July 31, 2005; provided further that the last Lease year during the
Term for such Facilities may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term.

          (e) Rent.

               (i) Section 3.1.1(a) of the Original Lease (as amended to date)
is hereby amended to read, in its entirety, as follows;

               "(a) For the period from the applicable Commencement Date through and including the expiration of the applicable first (1st) Lease Year of Term with respect to the Initial Facilities and the Denver
          Facility, Lessee shall pay monthly "Allocated Base Minimum Rent" for all of the Initial Facilities and the Denver Facility in the amount as set forth on Exhibit B attached hereto and incorporated herein by this reference."

               (ii) Section 3.1.2(a) of the Original Lease, as amended to date, is hereby amended to read, in its entirety, as follows:

               "(a) Commencing upon the expiration of the first (1st) Lease Year of the Term with respect to the Initial Facilities and the Denver
          Facility and upon the expiration of each applicable Lease Year thereafter with respect to the Initial Facilities and the Denver
          Facility during the applicable Term (including the Extended Terms, if any), the then current monthly "Allocated Minimum Rent" for each
          Initial Facility and the Denver Facility shall be adjusted for such ensuing Lease Year to an amount equal to the product of (i) the monthly Allocated Minimum Rent paid or payable for such Initial
          Facility or the Denver Facility for the last full month of the immediately prior Lease Year, times (ii) the sum of (x) one (1), plus
          (y) the applicable Fixed Increase (expressed as a decimal) for such
          Lease Year."

               (iii) As of the Effective Date, Lessor and Lessee acknowledge and agree that for the period from the Effective Date through and including the expiration of the Lease Year ending September 30, 2006, the monthly Allocated
Minimum Rent for the Initial Facilities and the Denver Facility is as follows:

                  Tucson, Arizona:            $221,488.87

                                        5

                  Austin, Texas:              $372,769.93
                  Ft. Worth, Texas:           $446,320.95
                  Denver, Colorado:           $325,965.00.

Such monthly Allocated Minimum Rent shall be increased upon the expiration of the Lease Year ending September 30, 2006, and upon each Lease Year thereafter in accordance with Section 3.1.2(a) of the Original Lease, as amended by clause
(ii) above. All monthly Allocated Minimum Rent payable by the Park Place Lessee under the Denver Master prior to the Effective Date shall be credited against the monthly Allocated Minimum Rent payable under the Lease, as hereby amended, for any period prior to the Effective Date of this Amendment.

          (f) Renewal Terms. Notwithstanding anything to the contrary in Section
19.1 of the Original Lease, as amended by Section 3(k) of the First Amendment,
Lessee shall have the right to renew the Lease, as amended hereby, with respect to the Leased Property of the Initial Facilities and the Denver Facility (as a
group) and the Added Facilities (as a group) for three (3) ten (10) year
Extended Terms each, in each case in accordance with the terms of Section 19.1 of the Original Lease. Lessee's right to renew the Lease, as amended hereby, for any applicable Extended Term, however, may not be exercised with respect to the
Leased Property of less than all of the Initial Facilities and the Denver
Facility as a group or less than all of the Added Facilities as a group.

          (g) Exhibits and Schedules. Exhibit A-8 attached hereto shall be appended to Exhibit A of the Lease. Exhibit B shall be amended and restated with the information on Schedule 1 attached hereto. Exhibit F shall be amended and restated with the information on Schedule 2 attached hereto. Exhibit G shall be amended and restated with the information on Schedule 3 attached hereto. Exhibit
H shall be amended and restated with the information on Schedule 4 attached hereto. Exhibit I shall be amended and restated with the information on Schedule
5 attached hereto. Exhibit J shall be amended and restated with the information on Schedule 6 attached hereto. Exhibit L shall be amended and restated with the information on Schedule 7 attached hereto.

          (h) Cash Security Deposit. All references to "Initial Facilities" in
Section 4 of the First Amendment are hereby amended to read "Initial Facilities and the Denver Facility" in each instance.

          (i) General Matters Relating to the Commencement Date and Related
Matters Affecting the Initial Facilities, the Added Facilities, and the Denver
Facility. The parties hereto agree and acknowledge that the effect of having different Commencement Dates with respect to certain Facilities shall be, among other things, that (i) the Lease Year shall be different with respect to those
Facilities having different Commencement Dates, and the (ii) the Fixed Term and
Extended Terms, if any, shall commence and expire at different times with respect to those Facilities having different Commencement Dates.

     5. Consent of Guarantor and Amendment to Guaranty. Each Guarantor hereby
(a) consents to this Amendment, the addition of the Denver Facility to the
Leased Property, and the addition to and assumption by Park Place Lessee of the
"Lessee's" obligations under the Lease,

                                        6

as hereby amended, and (b) re-affirms its obligations under its applicable
Guaranty and agrees that such obligations extend to the Lease, as hereby amended.

     6. Reaffirmation of Master Lease. Lessor and Lessee hereby acknowledge, agree and reaffirm that the Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement and economic unit. Lessee acknowledges that in order to induce Lessor to lease the Leased Property of each Facility (including the Denver Facility) to
Lessee and as a condition thereto, Lessor insisted that the parties execute the
Lease, as hereby amended, covering all of the Facilities in a single, integrated and indivisible agreement and economic unit, and that but for such integration, the Minimum Rent and other Rent payable under this Lease would have been computed on a different basis and at an increased amount.

     7. Restatement of Denver Master Lease. The Lease, as amended by this
Amendment, amends, consolidates, supersedes and restates in its entirety the
Denver Master Lease, and, to the extent applicable, shall constitute an assignment by Park Place Lessee to and an assumption by each Person constituting
"Lessee" hereunder, jointly and severally, of the duties, covenants, obligations and liabilities of Park Place under the Denver Master Lease, as so amended, consolidated, superseded and restated. Lessor and Lessee acknowledge and agree that from and after the Effective Date, Lessee shall occupy the Leased Property of the Denver Facility pursuant to, and all the duties, obligations and liabilities of Lessee with respect thereto, shall be as set forth in the Lease, as hereby amended.

     8. Release of Bufford.

          (a) To Lessor's knowledge, Park Place Lessee is not in default under any of the terms, covenants or conditions of the Denver Master Lease on the part of Park Place Lessee to be observed or performed, all rents and other sums due and payable by Park Place Lessee under the Denver Master Lease have been paid in full, and to the best of Lessor's knowledge, no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default by Park Place Lessee under the Denver Master Lease.

          (b) Effective as of the Effective Date, Lessor hereby agrees that (i)
the Bufford Guaranty shall terminate and (ii) Bufford shall be released from any and all duties, covenants, obligations and liabilities of Bufford under the
Bufford Guaranty first arising or occurring from and after the Effective Date, but not prior thereto.

     9. Termination of Security Agreement. Effective as of the Effective Date,
Lessor, Park Place Lessee and Fort Austin Lessee hereby agree that certain
Security Agreement and Consent of Lessor to Management Engagement dated as of
September 30, 2003 between HCP, Park Place Lessee and Fort Austin Lessee, (along with any deposit account agreement(s) entered into pursuant to such security agreement) shall terminate.

     10. Tax Reserve. Notwithstanding anything to the contrary herein or in the
Denver Master Lease, effective as of the Effective Date, Lessor and Lessee agree that all amounts deposited by Park Place Lessee into the Tax Reserve Account (as such is defined in the Denver Master Lease) shall, at Lessor's discretion, either be (i) retained by Lessor for purposes of the "impound account" set forth in Section 4.4 of the Lease and shall only be held until the next

                                        7

applicable tax payment is due (with no further "impound account" deposits required to be made by Lessee unless and until required pursuant to Section 4.4 of the Lease) or (ii) concurrently with the execution of this Amendment released to Lessee (with no further "impound account" deposits required to be made by
Lessee unless and until required by Section 4.4 of the Lease).

     11. Governing Law. THIS AMENDMENT WAS NEGOTIATED IN THE STATE OF
CALIFORNIA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE
PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. ACCORDINGLY, IN ALL
RESPECTS THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN
ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA (WITHOUT REGARD OF
PRINCIPLES OR CONFLICTS OF LAW) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF
AMERICA.

     12. Full Force and Effect; Counterparts; Facsimile Signatures. Except as
hereby amended, the Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

                            [SIGNATURE PAGE FOLLOWS]

                                        8

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written,

                                                     "Lessor"

WITNESSED:                             HEALTH CARE PROPERTY INVESTORS, INC.,
                                       a Maryland corporation

/s/ Illegible                          By: /s/ Edward J. Henning
------------------------------------       -------------------------------------
Witness                                Title:  Edward J. Henning
                                               Senior Vice President

/s/ Illegible
------------------------------------
Witness

WITNESSED:                             TEXAS HCP HOLDING, L.P., a Delaware
                                       limited partnership, for itself and as
                                       successor-by-merger to Texas HCP REVX,
                                       L.P., a Delaware limited partnership

/s/ Illegible
------------------------------------
Witness                                By: TEXAS HCP G.P., INC., a Delaware
                                           corporation, its sole general partner

/s/ Illegible                          By: /s/ Edward J. Henning
------------------------------------       -------------------------------------
Witness                                Title: Edward J. Henning
                                              Senior Vice President

                           [Signature pages continue]

                                        9

                                       ARC RICHMOND PLACE REAL ESTATE
                                          HOLDINGS, LLC, a Delaware limited
                                          liability company

WITNESSED:                             By: Health Care Property Investors, Inc.,
                                           a Maryland corporation, its sole
                                           member

/s/ Illegible                              By: /s/ Edward J. Henning
------------------------------------           ---------------------------------
Witness                                    Title:  Edward J. Henning
                                                   Senior Vice President

/s/ Illegible
------------------------------------
Witness

                                       ARC HOLLAND REAL ESTATE HOLDINGS, LLC
                                       ARC SUN CITY CENTER REAL ESTATE HOLDINGS,
                                          LLC
                                       ARC LABARC REAL ESTATE HOLDINGS, LLC
                                       each, a Delaware limited liability
                                       company

WITNESSED:                             By: Health Care Property Investors, Inc.,
                                           a Maryland corporation, its managing
                                           member

/s/ Illegible                              By: /s/ Edward J. Henning
------------------------------------           ---------------------------------
Witness                                    Title: Edward J. Henning
                                                  Senior Vice President

/s/ Illegible
------------------------------------
Witness

                           [Signature pages continue]

                                       10

                                                    "Lessee"

                                       FORT AUSTIN LIMITED PARTNERSHIP, a Texas
                                       limited partnership

WITNESSED:                             By: ARC Fort Austin Properties, LLC, its
                                           general partner

/s/ Illegible                              By: /s/ George T. Hicks
------------------------------------           ---------------------------------
Witness                                    Title: EVP

/s/ Illegible
------------------------------------
Witness

                                       ARC RICHMOND PLACE, INC., a Delaware
                                          corporation
WITNESSED:                             ARC SANTA CATALINA, INC., a Tennessee
                                          corporation

/s/ Illegible                          By: /s/ George T. Hicks
------------------------------------       -------------------------------------
Witness                                Title: EVP

/s/ Illegible
------------------------------------
Witness

                                       FREEDOM VILLAGE OF HOLLAND, MICHIGAN,
                                          a Michigan general partnership
                                       FREEDOM VILLAGE OF SUN CITY CENTER, LTD.,
                                          a Florida limited partnership

WITNESSED:                             By: ARC Freedom, LLC, managing partner

/s/ Illegible                              By: /s/ George T. Hicks
------------------------------------           ---------------------------------
Witness                                    Title: EVP

/s/ Illegible
------------------------------------
Witness

                           [Signature pages continue]

                                       11

                                       LABARC, L.P., a Tennessee limited
                                       partnership

WITNESSED:                             By: ARC Sun City Center, Inc., general
                                           partner

/s/ Illegible                              By: /s/ George T. Hicks
------------------------------------           ---------------------------------
Witness                                    Title: EVP

/s/ Illegible
------------------------------------
Witness

                                       PARK PLACE INVESTMENTS, LLC, a Kentucky
                                       limited liability company

WITNESSED:                             By: FORT AUSTIN LIMITED PARTNERSHIP, a
                                           Texas limited partnership, its
                                           sole/managing member

                                       By: ARC Fort Austin Properties, LLC, its
/s/ Illegible                              general partner
------------------------------------
Witness
                                           By: /s/ George T. Hicks
                                               ---------------------------------
/s/ Illegible                              Title: EVP
------------------------------------
Witness

                           [Signature pages continue]

                                       12

                                                      "Guarantors"

WITNESSED:                             AMERICAN RETIREMENT CORPORATION, a
                                       Tennessee corporation

/s/ Illegible                          By: /s/ George T. Hicks
------------------------------------       -------------------------------------
Witness                                Title: EVP

/s/ Illegible
------------------------------------
Witness

WITNESSED:                             ARCPI HOLDINGS, INC.,
                                       a Delaware corporation

/s/ Illegible                          By: /s/ George T. Hicks
------------------------------------       -------------------------------------
Witness                                Title: EVP

/s/ Illegible
------------------------------------
Witness

                                       13